UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)                October 22, 2003


                              Millennium Cell Inc.
                              --------------------
               (Exact Name of Registrant as Specified in Charter)




Delaware                            000-31083                        22-3726792
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(State or Other Jurisdiction     (Commission File            (IRS Employer
  of Incorporation)                   Number)              Identification No.)


               1 Industrial Way West, Eatontown, New Jersey 07724
               --------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)



Registrant's telephone number, including area code:           (732) 542-4000
                                                             ----------------



                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 12.  Results of Operations and Financial Condition

          On October 22, 2003, Millennium Cell Inc. issued a press release announcing its financial results for the fiscal quarter ended September 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report. The information in this report shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934 (the Exchange
     Act), as amended, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          MILLENNIUM CELL INC.
                                         (Registrant)



                                          By: /s/ Stephen S. Tang
                                          Stephen S. Tang
                                          Chief Executive Officer, President &
                                          Acting Chief Financial Officer

Dated:  November 3, 2003

                               INDEX TO EXHIBITS



Exhibit No.  Description

99.1       Press release, dated October 22, 2003, issued by Millennium Cell Inc.